DVI

COLLATERAL RIDER TO MASTER SECURITY AGREEMENT
(Professional Services/Management Agreement)

Contract No. 3565

MORRIS COUNTY PET MANAGEMENT LLC ("**Obligor**") hereby grants to and for the benefit of **DVI FINANCIAL SERVICES INC.** and its Affiliates, as collateral security for the DVI Indebtedness, a security interest in, and lien on, all right, title and interest of Obligor in and to the following Professional Services/Management Agreement, together with all modifications, extensions, renewals and substitutions therefore and all income, proceeds and products thereof.

Date of Agreement	Provider/Manager/Center	Title of Agreement
May 22, 2002	Premier P.E.T. Imaging of New Jersey, Inc.	Administrative Services Agreement

Obligor acknowledges and agrees that this Collateral Rider and the grant of the security interest and lien contained herein are subject to the terms and conditions of that certain Master Security Agreement dated **August 6, 2002**, by and between Obligor and DVI.

IN WITNESS WHEREOF, Obligor, intending to be legally bound, has executed this Collateral Rider by its duly authorized representative effective as of **August 6, 2002**.

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT [illegible]

MORRIS COUNTY PET MANAGEMENT LLC

By: [signature]
Name: Stephen A. Schulman, M.D.
Title: Manager

Form 26 S:\Shared\DOCUMENT\DS WEIKEL\The Sagemark Companies Ltd\Rider to MSA (Prof Svcs).doc 10/02/2002 10:48 AM
Revised 3/6/01